Exhibit 99

CBS CORPORATION ANNOUNCES THIRD QUARTER 2008 RESULTS

CBS Corporation (NYSE: CBS.A and CBS) announced on October 30, 2008 results for the third quarter ended September 30, 2008.

Third Quarter 2008 Results

Revenues of $3.38 billion for the third quarter of 2008 increased 3% from the same prior-year period due to growth in syndication revenues, driven by the domestic cable syndication sale of CSI: New York, and the acquisition of CNET Networks (“CNET”), partially offset by lower advertising revenues.

As announced on October 10th, as a result of adverse market conditions, the Company performed an interim impairment test on its existing goodwill and intangible assets for all reporting units during the third quarter of 2008.  This analysis resulted in a pre-tax non-cash impairment charge of $14.12 billion.  Due principally to this non-cash impairment charge, reported OIBDA for the third quarter of 2008 was a loss of $13.48 billion and operating income was a loss of $13.62 billion, versus OIBDA of $757.6 million and operating income of $645.8 million for the same quarter last year.  Stock-based compensation expense for the third quarter of 2008 was $38.3 million versus $29.3 million for the same quarter last year.  Reported net earnings from continuing operations for the third quarter of 2008 were a loss of $12.46 billion, or a loss of $18.58 per diluted share, versus earnings of $340.2 million, or $.48 per diluted share, for the same prior-year period.

Free cash flow for the third quarter of 2008 was a net cash outflow of $38.1 million versus a net cash inflow of $265.5 million for the same prior-year period.  The third quarter cash outflow was affected by the timing of certain capital and programming investments.

For the first nine months of 2008, free cash flow was $1.36 billion versus $1.59 billion for the same prior-year period.

Nine Months 2008 Results

Revenues of $10.42 billion for the first nine months of 2008 increased 1% from the same prior-year period reflecting higher syndication revenues, primarily as a result of the new international self-distribution arrangement for the CSI franchise and the domestic cable syndication sale of CSI: New York, higher affiliate revenues, Outdoor revenue growth and the acquisition of CNET.  These increases were partially offset by the absence of the 2007 telecast of Super Bowl XLI on CBS Network and lower advertising sales, particularly in local markets.

Due principally to the non-cash impairment charge, reported OIBDA for the first nine months of 2008 was a loss of $12.08 billion and operating income was a loss of $12.46 billion, versus OIBDA of $2.25 billion and operating income of $1.92 billion for the prior-year period.  Stock-based compensation expense was $110.5 million for the first nine months of 2008 versus $80.8 million for the same prior-year period.  Reported net earnings from continuing operations were a loss of $11.81 billion, or $17.64 per diluted share, for the first nine months of 2008 versus earnings of $957.7 million, or $1.30 per diluted share, for the same prior-year period.

Consolidated and Segment Results

Effective July 1, 2008, the Company created a separate Interactive segment which combined existing interactive businesses with those of CNET, which was acquired on June 30, 2008.  CNET has been included in the Company’s results from the date of acquisition.  Before the acquisition of CNET, Interactive results were reported in the Television segment.  Prior periods have been reclassified to conform to the new presentation.  The tables below present the Company’s revenues, OIBDA and operating income, before impairment charges, by segment for the three and nine months ended September 30, 2008 and 2007 (dollars in millions).  Reconciliations of all non-GAAP measures to reported results have been included at the end of this document.

	Three Months Ended September 30,		Better/	Nine Months Ended September 30,		Better/
Revenues	2008	2007	(Worse)%	2008	2007	(Worse)%
Television	$ 2,077.5	$ 2,041.7	2%	$ 6,786.9	$ 6,708.4	1%
Radio	392.5	445.7	(12)	1,172.4	1,306.6	(10)
Outdoor	549.3	552.2	(1)	1,644.3	1,568.7	5
Publishing	225.0	214.2	5	612.6	643.8	(5)
Interactive	140.7	35.9	n/m	230.0	105.2	n/m
Eliminations	(9.3)	(8.3)	(12)	(22.7)	(18.6)	(22)
Total Revenues	$ 3,375.7	$ 3,281.4	3%	$ 10,423.5	$ 10,314.1	1%

	Three Months Ended September 30,		Better/	Nine Months Ended September 30,		Better/
OIBDA	2008	2007	(Worse)%	2008	2007	(Worse)%
Television	$ 414.0	$ 487.3	(15)%	$ 1,377.8	$ 1,443.2	(5)%
Radio	139.4	169.6	(18)	420.3	521.3	(19)
Outdoor	113.9	153.5	(26)	369.0	422.0	(13)
Publishing	25.8	23.8	8	59.9	67.7	(12)
Interactive	2.5	(11.2)	n/m	(16.2)	(18.6)	13
Corporate	(38.5)	(41.3)	7	(106.4)	(109.7)	3
Residual costs	(18.3)	(24.1)	24	(63.2)	(72.4)	13
OIBDA Before Impairment Charges	638.8	757.6	(16)%	2,041.2	2,253.5	(9)%
Impairment Charges	(14,117.2)	—	n/m	(14,117.2)	—	n/m
Total OIBDA	$ (13,478.4)	$ 757.6	n/m	$ (12,076.0)	$ 2,253.5	n/m

	Three Months Ended September 30,		Better/	Nine Months Ended September 30,		Better/
Operating Income (Loss)	2008	2007	(Worse)%	2008	2007	(Worse)%
Television	$ 368.6	$ 444.2	(17)%	$ 1,244.5	$ 1,311.6	(5)%
Radio	130.6	162.0	(19)	396.3	498.2	(20)
Outdoor	51.8	99.8	(48)	188.3	262.1	(28)
Publishing	23.4	21.6	8	52.6	61.1	(14)
Interactive	(15.2)	(13.3)	(14)	(42.2)	(24.5)	(72)
Corporate	(41.8)	(44.4)	6	(116.0)	(119.1)	3
Residual costs	(18.3)	(24.1)	24	(63.2)	(72.4)	13
Operating Income Before Impairment Charges	499.1	645.8	(23)%	1,660.3	1,917.0	(13)%
Impairment Charges	(14,117.2)	—	n/m	(14,117.2)	—	n/m
Total Operating Income (Loss)	$ (13,618.1)	$ 645.8	n/m	$ (12,456.9)	$ 1,917.0	n/m

n/m – not meaningful

Television (CBS Television Network, CBS Television Stations, CBS Paramount Network Television, CBS Television Distribution, Showtime Networks and CBS College Sports Network)

Television revenues for the third quarter of 2008 increased 2% to $2.08 billion from $2.04 billion for the same prior-year period primarily due to higher television license fees, home entertainment and affiliate revenues partially offset by lower advertising sales.  Television license fees increased 41% driven largely by the cable syndication sale of CSI: New York.  Affiliate revenues increased 6% reflecting rate increases and subscriber growth at Showtime Networks and CBS College Sports Network.  Television advertising revenues decreased 14% primarily due to lower primetime ratings of summer programming that aired in competition with the Beijing Olympics, primetime coverage of two presidential conventions and one debate that contained limited advertising, and softness in the advertising marketplace, partially offset by higher political advertising.

Television OIBDA and operating income, in each case before impairment charges, were down 15% to $414.0 million and 17% to $368.6 million, respectively, for the third quarter of 2008 primarily due to lower advertising sales partially offset by profits from the cable syndication sale of CSI: New York and higher affiliate revenues.  Television results included stock-based compensation expense of $17.7 million and $14.3 million for the third quarter of 2008 and 2007, respectively.

Radio (CBS Radio)

Radio revenues for the third quarter of 2008 decreased 12% to $392.5 million from $445.7 million for the same prior-year period, reflecting weakness in the advertising market and the impact of radio station divestitures.  On a same station basis, Radio revenues declined 11% from the third quarter of 2007.

Radio OIBDA and operating income for the third quarter of 2008, in each case before impairment charges, decreased 18% to $139.4 million and 19% to $130.6 million, respectively.  These declines were due to lower advertising sales and the absence of profits from divested stations partially offset by lower talent and employee-related expenses and decreased marketing and promotion costs resulting from restructuring and cost-saving initiatives.  Radio results included stock-based compensation expense of $5.6 million and $3.9 million for the third quarter of 2008 and 2007, respectively.

Outdoor (CBS Outdoor)

Outdoor revenues for the third quarter of 2008 decreased 1% to $549.3 million from $552.2 million for the same prior-year period.  Revenues for Outdoor International (which is composed of Europe, Asia and South America) increased 5% principally due to the acquisition of International Outdoor Advertising Group (“IOA”) and growth in China partially offset by revenue declines in the U.K., Italy and the Netherlands, which have been adversely affected by current market conditions in Europe.

Revenues in North America (which is composed of the United States, Canada and Mexico) decreased 4% for the quarter primarily due to a decline in the U.S. billboards businesses.  The non-renewal of two major municipal contracts in Toronto and San Francisco negatively affected the North America revenues comparison by 2% for the quarter.

Outdoor OIBDA and operating income, in each case before impairment charges, decreased 26% to $113.9 million and 48% to $51.8 million, respectively, for the third quarter of 2008.  North America OIBDA decreased 20% to $107.0 million and operating income decreased 32% to $60.3 million due to the revenue decline combined with higher transit and billboard lease costs and the aforementioned non-renewal of municipal contracts.  International OIBDA decreased to $6.9 million from $19.2 million for the same quarter last year principally reflecting increased transit costs as well as $4.0 million of restructuring costs incurred during the third quarter of 2008.  International reported an operating loss of $8.5 million for the third quarter of 2008 versus operating income of $10.5 million for the same prior-year period due to higher depreciation expense associated with recent capital expenditures.  Outdoor results included stock-based compensation expense of $2.1 million and $1.5 million for the third quarter of 2008 and 2007, respectively.

Publishing (Simon & Schuster)

Publishing revenues for the third quarter of 2008 increased 5% to $225.0 million from $214.2 million for the same prior-year period reflecting the success of best-selling titles in the third quarter of 2008, including The War Within by Bob Woodward and Real Life: Preparing For the 7 Most Challenging Days of Your Life by Dr. Phil McGraw.

Publishing OIBDA and operating income both increased 8% to $25.8 million and $23.4 million, respectively, driven by the revenue growth partially offset by higher royalty expenses and selling and advertising costs.  Publishing results included stock-based compensation expense of $1.2 million and $.9 million for the third quarter of 2008 and 2007, respectively.

Interactive (CBS Interactive)

Interactive revenues for the third quarter of 2008 increased to $140.7 million from $35.9 million for the same quarter last year, reflecting the acquisition of CNET.  On a comparable basis, including CNET in prior year results, revenues increased 6% from the third quarter of 2007 driven by 12% growth in display advertising.

Interactive OIBDA of $2.5 million for the third quarter of 2008 increased from a loss of $11.2 million for the same prior-year period due to the acquisition of CNET.  Interactive reported an operating loss of $15.2 million for the third quarter of 2008 versus an operating loss of $13.3 million for the same prior-year period resulting from increased non-cash depreciation and amortization expense associated with higher intangible and fixed asset balances resulting from the acquisition of CNET.  Interactive results included stock-based compensation expense of $1.9 million and $.6 million for the third quarter of 2008 and 2007, respectively.

Corporate

Corporate expenses before depreciation expense were $38.5 million for the third quarter of 2008 versus $41.3 million for the same prior-year period.  Corporate expenses included stock-based compensation expense of $9.8 million and $8.1 million for the third quarter of 2008 and 2007, respectively.

Residual Costs

Residual costs primarily include pension and postretirement benefits costs for benefit plans retained by the Company for previously divested businesses.  Residual costs decreased to $18.3 million for the third quarter of 2008 from $24.1 million for the same prior-year period.

Interest Expense

Interest expense of $134.8 million for the third quarter of 2008 decreased from $141.7 million for the same prior-year period primarily due to lower interest rates.

Interest Income

Interest income of $6.4 million for the third quarter of 2008 decreased from $30.0 million for the same prior-year period reflecting lower average cash balances and lower interest rates.

Other Items, Net

Other items, net, for the third quarter and first nine months of 2008 included a $56.4 million write-down of investments associated with other-than-temporary declines in the market value of the Company’s investments.  Other items, net, for the first nine months of 2008 also included a pre-tax gain of $127.2 million on the sale of the Company’s investment in the Sundance Channel.  For the first nine months of 2007, Other items, net, included a pre-tax gain of $12.6 million resulting from the divestitures of television and radio stations.

Provision for Income Taxes

The Company’s effective income tax rate for the third quarter was 9.7% for 2008 versus 32.8% for 2007.  The effective income tax rate for the third quarter of 2008 was impacted by the non-cash impairment charges.

About CBS Corporation

CBS Corporation (NYSE: CBS.A and CBS) is a mass media company with constituent parts that reach back to the beginnings of the broadcast industry, as well as newer businesses that operate on the leading edge of the media industry. The Company, through its many and varied operations, combines broad reach with well-positioned local businesses, all of which provide it with an extensive distribution network by which it serves audiences and advertisers in all 50 states and key international markets. It has operations in virtually every field of media and entertainment, including broadcast television (CBS and The CW – a joint venture between CBS Corporation and Warner Bros. Entertainment), cable television (Showtime Networks and CBS College Sports Network), local television (CBS Television Stations), television production and syndication (CBS Paramount Network Television and CBS Television Distribution), radio (CBS Radio), advertising on out-of-home media (CBS Outdoor), publishing (Simon & Schuster), interactive media (CBS Interactive), music (CBS Records), licensing and merchandising (CBS Consumer Products), video/DVD (CBS Home Entertainment), in-store media (CBS Outernet) and motion pictures (CBS Films).  For more information, log on to www.cbscorporation.com.

Cautionary Statement Concerning Forward-looking Statements
This information contains both historical and forward-looking statements.  All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934.  These forward-looking statements are not based on historical facts, but rather reflect the Company’s current expectations concerning future results and events.  Similarly, statements that describe our objectives, plans or goals are or may be forward-looking statements.  These forward-looking statements involve known and unknown risks, uncertainties and other factors that are difficult to predict and which may cause the actual results, performance or achievements of the Company to be different from any future results, performance or achievements expressed or implied by these statements.  These risks, uncertainties and other factors include, among others: advertising market conditions generally; changes in the public acceptance of the Company’s programming; changes in technology and its effect on competition in the Company’s markets; changes in the Federal Communications laws and regulations; the impact of piracy on the Company’s products, the impact of the consolidation in the market for the Company’s programming; other domestic and global economic, business, competitive and/or other regulatory factors affecting the Company’s businesses generally; the impact of union activity, including possible strikes or work stoppages or the Company’s inability to negotiate favorable terms for contract renewals; and other factors described in the Company’s news releases and filings with the Securities and Exchange Commission including but not limited to the Company’s most recent Form 10-K.  The forward-looking statements included in this document are made only as of the date of this document, and under section 27A of the Securities Act and section 21E of the Exchange Act, we do not have any obligation to publicly update any forward-looking statements to reflect subsequent events or circumstances.

CBS CORPORATION AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS

(Unaudited; all amounts, except per share amounts, are in millions)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007

Revenues	$3,375.7	$3,281.4	$10,423.5	$10,314.1

Operating income (loss)	(13,618.1)	645.8	(12,456.9)	1,917.0

Interest expense	(134.8)	(141.7)	(407.8)	(427.0)
Interest income	6.4	30.0	39.2	103.1
Other items, net	(41.3)	(8.3)	83.4	(5.5)
Earnings (loss) before income taxes	(13,787.8)	525.8	(12,742.1)	1,587.6

Benefit (provision) for income taxes	1,332.1	(172.5)	947.9	(610.4)
Equity in loss of investee companies, net of tax	(6.0)	(13.0)	(14.4)	(19.8)
Minority interest, net of tax	(.5)	(.1)	(.9)	.3
Net earnings (loss) from continuing operations	(12,462.2)	340.2	(11,809.5)	957.7

Net earnings from discontinued operations	—	3.1	—	3.1
Net earnings (loss)	$(12,462.2)	$343.3	$(11,809.5)	$960.8

Basic net earnings (loss) per common share:
Net earnings (loss) from continuing operations	$(18.58)	$.48	$(17.64)	$1.32
Net earnings from discontinued operations	$—	$—	$—	$—
Net earnings (loss)	$(18.58)	$.49	$(17.64)	$1.32

Diluted net earnings (loss) per common share:
Net earnings (loss) from continuing operations	$(18.58)	$.48	$(17.64)	$1.30
Net earnings from discontinued operations	$—	$—	$—	$—
Net earnings (loss)	$(18.58)	$.48	$(17.64)	$1.30

Weighted average number of common shares outstanding:
Basic	670.9	707.1	669.4	728.0
Diluted	670.9	715.4	669.4	736.5

Dividends per common share	$.27	$.25	$.79	$.69

CBS CORPORATION AND SUBSIDIARIES

CONSOLIDATED CONDENSED BALANCE SHEETS

(Unaudited; Dollars in millions)

	At September 30,	At December 31,
	2008	2007

Assets
Cash and cash equivalents	$ 553.1	$ 1,346.9
Receivables, net	2,780.4	2,678.0
Programming and other inventory	781.5	971.9
Prepaid expenses and other current assets	1,102.8	1,034.1
Total current assets	5,217.8	6,030.9
Property and equipment	4,921.2	4,683.4
Less accumulated depreciation and amortization	1,890.6	1,761.9
Net property and equipment	3,030.6	2,921.5
Programming and other inventory	1,552.4	1,548.5
Goodwill	8,897.1	18,452.0
Intangible assets	6,980.8	10,081.3
Other assets	1,495.0	1,396.0
Total Assets	$ 27,173.7	$ 40,430.2

Liabilities and Stockholders’ Equity
Accounts payable	$ 387.0	$ 352.3
Participants’ share and royalties payable	878.0	612.5
Program rights	819.5	1,009.7
Current portion of long-term debt	15.8	19.1
Accrued expenses and other current liabilities	2,571.9	2,411.0
Total current liabilities	4,672.2	4,404.6
Long-term debt	7,084.3	7,068.6
Other liabilities	6,241.1	7,483.1
Minority interest	2.6	1.5
Stockholders’ equity	9,173.5	21,472.4
Total Liabilities and Stockholders’ Equity	$ 27,173.7	$ 40,430.2

CBS CORPORATION AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS

(Unaudited; Dollars in millions)

	Nine Months Ended
	September 30,
	2008	2007

Operating activities:
Net earnings (loss)	$(11,809.5)	$960.8
Less: Net earnings from discontinued operations	—	3.1
Net earnings (loss) from continuing operations	(11,809.5)	957.7

Adjustments to reconcile net earnings (loss) from continuing operations to net cash flow provided by operating activities:
Depreciation and amortization	380.9	336.5
Impairment charges, net of tax benefit of $1,423.2	12,694.0	—
Write-down of investments, net of tax benefit of $22.3	34.1	—
Net gain on dispositions	(135.4)	(20.8)
Stock-based compensation	110.5	80.8
Equity in loss of investee companies, net of distributions	20.2	24.7
Minority interest, net of tax	.9	(.3)
Change in assets and liabilities, net of effects of acquisitions	418.0	512.5
Net cash flow provided by operating activities from discontinued operations	—	4.8
Net cash flow provided by operating activities	1,713.7	1,895.9
Investing activities:
Acquisitions, net of cash acquired	(1,950.9)	(329.1)
Capital expenditures	(349.6)	(302.2)
Investments in and advances to investee companies	(8.9)	(20.9)
Proceeds from dispositions	366.7	346.3
Net receipts from Viacom Inc. related to the Separation	1.1	174.9
Other, net	(13.5)	(1.2)
Net cash flow used for investing activities	(1,955.1)	(132.2)
Financing activities:
(Repayments to) borrowings from banks, net	(5.0)	1.9
Payment of capital lease obligations	(13.7)	(12.6)
Proceeds from issuance of notes	—	678.0
Repayment of notes	—	(660.0)
Purchase of Company common stock	(45.6)	(3,351.3)
Dividends	(524.3)	(472.4)
Proceeds from exercise of stock options	31.2	195.2
Excess tax benefit from stock-based compensation	5.0	8.9
Net cash flow used for financing activities	(552.4)	(3,612.3)
Net decrease in cash and cash equivalents	(793.8)	(1,848.6)
Cash and cash equivalents at beginning of period	1,346.9	3,074.6
Cash and cash equivalents at end of period	$553.1	$1,226.0

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION

(Unaudited; Dollars in millions)

Operating Income (Loss) Before Depreciation and Amortization

The following tables set forth the Company’s Operating Income (Loss) Before Depreciation and Amortization (“OIBDA”) for the three and nine months ended September 30, 2008 and 2007.  The Company defines OIBDA as net earnings (loss) adjusted to exclude the following line items presented in its Statements of Operations: Net earnings from discontinued operations; Minority interest, net of tax; Equity in loss of investee companies, net of tax; Provision for income taxes; Other items, net; Interest income; Interest expense; and Depreciation and amortization.  The Company defines “OIBDA Before Impairment Charges” as OIBDA less impairment charges.

The Company presents OIBDA Before Impairment Charges on a segment basis as the primary measure of profit and loss for its operating segments in accordance with SFAS 131, “Disclosure about Segments of an Enterprise and Related Information.”

The Company uses OIBDA, among other things, to evaluate the Company’s operating performance, to value prospective acquisitions and as one of several components of incentive compensation targets for certain management personnel, and this measure is among the primary measures used by management for planning and forecasting of future periods.  This measure is an important indicator of the Company’s operational strength and performance of its business because it provides a link between profitability and operating cash flow.  The Company believes the presentation of this measure is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by the Company’s management, helps improve their ability to understand the Company’s operating performance and makes it easier to compare the Company’s results with other companies that have different financing and capital structures or tax rates.  In addition, this measure is also among the primary measures used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry.

Since OIBDA is not a measure of performance calculated in accordance with generally accepted accounting principles (“GAAP”), it should not be considered in isolation of, or as a substitute for, net earnings (loss) as an indicator of operating performance.  OIBDA, as the Company calculates it, may not be comparable to similarly titled measures employed by other companies.  In addition, this measure does not necessarily represent funds available for discretionary use, and is not necessarily a measure of the Company’s ability to fund its cash needs.  As OIBDA excludes certain financial information compared with net earnings (loss), the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are excluded.  The Company provides the following reconciliations of total OIBDA to net earnings (loss) and OIBDA Before Impairment Charges for each segment to such segment’s operating income (loss), the most directly comparable amounts reported under GAAP.

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION (continued)
(Unaudited; Dollars in millions)

Three Months Ended September 30, 2008
	OIBDA Before Impairment Charges	Depreciation and Amortization	Operating Income (Loss) Before Impairment Charges	Impairment Charges	Operating Income (Loss)
Television	$ 414.0	$ (45.4)	$ 368.6	$ (7,943.3)	$ (7,574.7)
Radio	139.4	(8.8)	130.6	(3,318.7)	(3,188.1)
Outdoor	113.9	(62.1)	51.8	(2,855.2)	(2,803.4)
Publishing	25.8	(2.4)	23.4	—	23.4
Interactive	2.5	(17.7)	(15.2)	—	(15.2)
Corporate	(38.5)	(3.3)	(41.8)	—	(41.8)
Residual costs	(18.3)	—	(18.3)	—	(18.3)
Total	$ 638.8	$ (139.7)	$ 499.1	$ (14,117.2)	$ (13,618.1)

Three Months Ended September 30, 2007
	OIBDA	Depreciation and Amortization	Operating Income (Loss)
Television	$ 487.3	$ (43.1)	$ 444.2
Radio	169.6	(7.6)	162.0
Outdoor	153.5	(53.7)	99.8
Publishing	23.8	(2.2)	21.6
Interactive	(11.2)	(2.1)	(13.3)
Corporate	(41.3)	(3.1)	(44.4)
Residual costs	(24.1)	—	(24.1)
Total	$ 757.6	$ (111.8)	$ 645.8

	Three Months Ended September 30,
	2008	2007
OIBDA Before Impairment Charges	$ 638.8	$ 757.6
Impairment Charges	(14,117.2)	—
Total OIBDA	(13,478.4)	757.6
Depreciation and amortization	(139.7)	(111.8)
Operating income (loss)	(13,618.1)	645.8
Interest expense	(134.8)	(141.7)
Interest income	6.4	30.0
Other items, net	(41.3)	(8.3)
Earnings (loss) before income taxes	(13,787.8)	525.8
Benefit (provision) for income taxes	1,332.1	(172.5)
Equity in loss of investee companies, net of tax	(6.0)	(13.0)
Minority interest, net of tax	(.5)	(.1)
Net earnings (loss) from continuing operations	(12,462.2)	340.2
Net earnings from discontinued operations	—	3.1
Net earnings (loss)	$ (12,462.2)	$ 343.3

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION (continued)
(Unaudited; Dollars in millions)

Nine Months Ended September 30, 2008
	OIBDA Before Impairment Charges	Depreciation and Amortization	Operating Income (Loss) Before Impairment Charges	Impairment Charges	Operating Income (Loss)
Television	$ 1,377.8	$ (133.3)	$ 1,244.5	$ (7,943.3)	$ (6,698.8)
Radio	420.3	(24.0)	396.3	(3,318.7)	(2,922.4)
Outdoor	369.0	(180.7)	188.3	(2,855.2)	(2,666.9)
Publishing	59.9	(7.3)	52.6	—	52.6
Interactive	(16.2)	(26.0)	(42.2)	—	(42.2)
Corporate	(106.4)	(9.6)	(116.0)	—	(116.0)
Residual costs	(63.2)	—	(63.2)	—	(63.2)
Total	$ 2,041.2	$ (380.9)	$ 1,660.3	$ (14,117.2)	$ (12,456.9)

Nine Months Ended September 30, 2007
	OIBDA	Depreciation and Amortization	Operating Income (Loss)
Television	$ 1,443.2	$ (131.6)	$ 1,311.6
Radio	521.3	(23.1)	498.2
Outdoor	422.0	(159.9)	262.1
Publishing	67.7	(6.6)	61.1
Interactive	(18.6)	(5.9)	(24.5)
Corporate	(109.7)	(9.4)	(119.1)
Residual costs	(72.4)	—	(72.4)
Total	$ 2,253.5	$ (336.5)	$ 1,917.0

	Nine Months Ended September 30,
	2008	2007
OIBDA Before Impairment Charges	$ 2,041.2	$ 2,253.5
Impairment Charges	(14,117.2)	—
Total OIBDA	(12,076.0)	2,253.5
Depreciation and amortization	(380.9)	(336.5)
Operating income (loss)	(12,456.9)	1,917.0
Interest expense	(407.8)	(427.0)
Interest income	39.2	103.1
Other items, net	83.4	(5.5)
Earnings (loss) before income taxes	(12,742.1)	1,587.6
Benefit (provision) for income taxes	947.9	(610.4)
Equity in loss of investee companies, net of tax	(14.4)	(19.8)
Minority interest, net of tax	(.9)	.3
Net earnings (loss) from continuing operations	(11,809.5)	957.7
Net earnings from discontinued operations	—	3.1
Net earnings (loss)	$ (11,809.5)	$ 960.8

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION (continued)

(Unaudited; Dollars in millions)

Free Cash Flow

Free cash flow reflects the Company’s net cash flow from operating activities less capital expenditures and operating cash flow of discontinued operations.  The Company uses free cash flow, among other measures, to evaluate its operating performance.  Management believes free cash flow provides investors with an important perspective on the cash available to service debt, make strategic acquisitions and investments, maintain its capital assets, satisfy its tax obligations and fund ongoing operations and working capital needs.  As a result, free cash flow is a significant measure of the Company’s ability to generate long term value.  It is useful for investors to know whether this ability is being enhanced or degraded as a result of the Company’s operating performance.  The Company believes the presentation of free cash flow is relevant and useful for investors because it allows investors to view performance in a manner similar to the method used by management.  In addition, free cash flow is also a primary measure used externally by the Company’s investors, analysts and peers in its industry for purposes of valuation and comparing the operating performance of the Company to other companies in its industry.

As free cash flow is not a measure of performance calculated in accordance with GAAP, free cash flow should not be considered in isolation of, or as a substitute for, net earnings (loss) as an indicator of operating performance or net cash flow provided by operating activities as a measure of liquidity.  Free cash flow, as the Company calculates it, may not be comparable to similarly titled measures employed by other companies.  In addition, free cash flow does not necessarily represent funds available for discretionary use and is not necessarily a measure of the Company’s ability to fund its cash needs.  As free cash flow deducts capital expenditures and operating cash flow of discontinued operations from net cash flow provided by operating activities, the most directly comparable GAAP financial measure, users of this financial information should consider the types of events and transactions which are not reflected.  The Company provides below a reconciliation of free cash flow to net cash flow provided by operating activities, the most directly comparable amount reported under GAAP.

The following table presents a reconciliation of the Company’s net cash flow provided by operating activities to free cash flow:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net cash flow provided by operating activities	$91.3	$365.9	$1,713.7	$1,895.9
Less capital expenditures	129.4	95.6	349.6	302.2
Less operating cash flow of discontinued operations	—	4.8	—	4.8
Free cash flow	$(38.1)	$265.5	$1,364.1	$1,588.9

The following table presents a summary of the Company’s cash flows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
Net cash flow provided by operating activities	$91.3	$365.9	$1,713.7	$1,895.9
Net cash flow used for investing activities	$(166.4)	$(89.2)	$(1,955.1)	$(132.2)
Net cash flow used for financing activities	$(185.7)	$(1,847.5)	$(552.4)	$(3,612.3)

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING NON-GAAP FINANCIAL INFORMATION (continued)

(Unaudited; Dollars in millions)

Interactive Segment Comparable Revenues Reconciliation

The Company acquired CNET on June 30, 2008.  The following table presents the revenues for the Interactive segment on a comparable basis, which includes the revenues of CNET for all periods presented.  The Company believes that adjusting the revenues of the Interactive segment to include CNET prior to acquisition provides investors with a clearer perspective on the current underlying financial performance of the Interactive segment.

	Three Months Ended			Nine Months Ended
	September 30,		Better/	September 30,		Better/
	2008	2007	(Worse)%	2008	2007	(Worse)%
Interactive revenues, as reported	$140.7	$35.9	n/m	$230.0	$105.2	n/m
CNET revenues prior to June 30, 2008 acquisition	—	96.6	n/m	193.8	280.3	n/m
Interactive revenues, comparable basis	$140.7	$132.5	6%	$423.8	$385.5	10%

n/m - not meaningful

Radio Segment Same Station Reconciliation

During 2007, the Company completed the sales of 39 radio stations in ten of its smaller markets.  The following table presents the revenues for the Radio segment on a same station basis, which excludes all revenues for the divested stations, for all periods presented.  The Company believes that adjusting the revenues of the Radio segment for the impact of station divestitures provides investors with a clearer perspective on the current underlying financial performance of the Radio segment.

	Three Months Ended			Nine Months Ended
	September 30,		Better/	September 30,		Better/
	2008	2007	(Worse)%	2008	2007	(Worse)%
Radio revenues, as reported	$392.5	$445.7	(12)%	$1,172.4	$1,306.6	(10)%
Divested stations	—	(6.6)	n/m	—	(24.3)	n/m
Radio revenues, same station basis	$392.5	$439.1	(11)%	$1,172.4	$1,282.3	(9)%

n/m - not meaningful

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING HISTORICAL SEGMENT INFORMATION

(Unaudited; Dollars in millions)

Effective July 1, 2008, the Company created a separate Interactive segment which includes interactive businesses previously reported in the Television segment.  The following tables recast the Company’s revenues, OIBDA and operating income reflecting the new segment structure for the first and second quarters of 2008 and 2007, and for the three and twelve months ended December 31, 2007.  The following tables also provide reconciliations of total OIBDA to net earnings and OIBDA for each segment to such segment’s operating income, the most directly comparable amounts reported under GAAP.

Revenues

	Three Months Ended
	March 31, 2008	June 30, 2008
Television	$ 2,546.5	$ 2,162.9
Radio	363.5	416.4
Outdoor	496.9	598.1
Publishing	201.6	186.0
Interactive	51.1	38.2
Eliminations	(5.5)	(7.9)
Total Revenues	$ 3,654.1	$ 3,393.7

	Three Months Ended
	March 31, 2007	June 30, 2007
Television	$ 2,534.6	$ 2,132.1
Radio	397.5	463.4
Outdoor	462.3	554.2
Publishing	229.3	200.3
Interactive	38.4	30.9
Eliminations	(4.3)	(6.0)
Total Revenues	$ 3,657.8	$ 3,374.9

	Three Months Ended	Twelve Months Ended
	December 31, 2007	December 31, 2007
Television	$ 2,402.8	$ 9,111.2
Radio	447.1	1,753.7
Outdoor	618.6	2,187.3
Publishing	242.3	886.1
Interactive	57.7	162.9
Eliminations	(9.7)	(28.3)
Total Revenues	$ 3,758.8	$ 14,072.9

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING HISTORICAL SEGMENT INFORMATION (continued)

(Unaudited; Dollars in millions)

OIBDA and Operating Income

Three Months Ended March 31, 2008 and 2007

	Three Months Ended March 31, 2008
	OIBDA	Depreciation and Amortization	Operating Income (Loss)
Television	$450.0	$(43.6)	$406.4
Radio	122.3	(7.3)	115.0
Outdoor	101.5	(57.4)	44.1
Publishing	17.1	(2.5)	14.6
Interactive	(.5)	(3.8)	(4.3)
Corporate	(26.0)	(3.2)	(29.2)
Residual costs	(22.4)	—	(22.4)
Total	$642.0	$(117.8)	$524.2

	Three Months Ended March 31, 2007
	OIBDA	Depreciation and Amortization	Operating Income (Loss)
Television	$395.4	$(47.1)	$348.3
Radio	164.4	(7.6)	156.8
Outdoor	100.2	(53.2)	47.0
Publishing	23.8	(2.4)	21.4
Interactive	3.6	(1.8)	1.8
Corporate	(26.8)	(3.1)	(29.9)
Residual costs	(24.1)	—	(24.1)
Total	$636.5	$(115.2)	$521.3

	Three Months Ended March 31,
	2008	2007
Total OIBDA	$642.0	$636.5
Depreciation and amortization	(117.8)	(115.2)
Operating income	524.2	521.3
Interest expense	(138.7)	(139.8)
Interest income	17.6	39.3
Other items, net	(.2)	(1.5)
Earnings before income taxes	402.9	419.3
Provision for income taxes	(151.3)	(204.2)
Equity in loss of investee companies, net of tax	(7.2)	(1.9)
Minority interest, net of tax	(.1)	.3
Net earnings	$244.3	$213.5

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING HISTORICAL SEGMENT INFORMATION (continued)

(Unaudited; Dollars in millions)

Three Months Ended June 30, 2008 and 2007

	Three Months Ended June 30, 2008
	OIBDA	Depreciation and Amortization	Operating Income (Loss)
Television	$513.8	$(44.3)	$469.5
Radio	158.6	(7.9)	150.7
Outdoor	153.6	(61.2)	92.4
Publishing	17.0	(2.4)	14.6
Interactive	(18.2)	(4.5)	(22.7)
Corporate	(41.9)	(3.1)	(45.0)
Residual costs	(22.5)	—	(22.5)
Total	$760.4	$(123.4)	$637.0

	Three Months Ended June 30, 2007
	OIBDA	Depreciation and Amortization	Operating Income (Loss)
Television	$560.5	$(41.4)	$519.1
Radio	187.3	(7.9)	179.4
Outdoor	168.3	(53.0)	115.3
Publishing	20.1	(2.0)	18.1
Interactive	(11.0)	(2.0)	(13.0)
Corporate	(41.6)	(3.2)	(44.8)
Residual costs	(24.2)	—	(24.2)
Total	$859.4	$(109.5)	$749.9

	Three Months Ended June 30,
	2008	2007
Total OIBDA	$760.4	$859.4
Depreciation and amortization	(123.4)	(109.5)
Operating income	637.0	749.9
Interest expense	(134.3)	(145.5)
Interest income	15.2	33.8
Other items, net	124.9	4.3
Earnings before income taxes	642.8	642.5
Provision for income taxes	(232.9)	(233.7)
Equity in loss of investee companies, net of tax	(1.2)	(4.9)
Minority interest, net of tax	(.3)	.1
Net earnings	$408.4	$404.0

CBS CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL DISCLOSURES REGARDING HISTORICAL SEGMENT INFORMATION (continued)
(Unaudited; Dollars in millions)

Three and Twelve Months Ended December 31, 2007

	Three Months Ended December 31, 2007
	OIBDA	Depreciation and Amortization	Operating Income (Loss)
Television	$495.4	$(44.2)	$451.2
Radio	167.4	(7.8)	159.6
Outdoor	198.9	(56.1)	142.8
Publishing	29.5	(2.5)	27.0
Interactive	6.2	(5.5)	.7
Corporate	(49.3)	(3.1)	(52.4)
Residual costs	(24.1)	—	(24.1)
Total	$824.0	$(119.2)	$704.8

	Twelve Months Ended December 31, 2007
	OIBDA	Depreciation and Amortization	Operating Income (Loss)
Television	$1,938.6	$(175.8)	$1,762.8
Radio	688.7	(30.9)	657.8
Outdoor	620.9	(216.0)	404.9
Publishing	97.2	(9.1)	88.1
Interactive	(12.4)	(11.4)	(23.8)
Corporate	(159.0)	(12.5)	(171.5)
Residual costs	(96.5)	—	(96.5)
Total	$3,077.5	$(455.7)	$2,621.8

	Three Months Ended December 31,	Twelve Months Ended December 31,
	2007	2007
Total OIBDA	$824.0	$3,077.5
Depreciation and amortization	(119.2)	(455.7)
Operating income	704.8	2,621.8
Interest expense	(143.9)	(570.9)
Interest income	13.0	116.1
Other items, net	(28.5)	(34.0)
Earnings before income taxes	545.4	2,133.0
Provision for income taxes	(211.1)	(821.5)
Equity in loss of investee companies, net of tax	(60.8)	(80.6)
Minority interest, net of tax	(.4)	(.1)
Net earnings from continuing operations	273.1	1,230.8
Net earnings from discontinued operations	13.1	16.2
Net earnings	$286.2	$1,247.0